SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 11, 2002

CELERITEK, INC.

(Exact name of registrant as specified in its charter)

California	0-23576	77-0057484

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3236 Scott Boulevard
Santa Clara, California 95054
(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (408) 986-5060

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     The Registrant hereby incorporates by reference the contents of the press release of the Registrant dated November 11, 2002, filed herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release of Celeritek, Inc. dated November 11, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELERITEK, INC

Date: November 11, 2002	By:	/s/ Margaret E. Smith

Margaret E. Smith Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Celeritek Inc. dated November 11, 2002.